P&G

Procter & Gamble Earnings Release: Q3 FY 12

April 27, 2012

January - March 2012 (Q3 FY 12) Business Results

Luvs
Charmin
Ultra Soft
Bounty
IAMS
GAIN
Cascade
DURACELL
NyQuil
bounce
always
Prilosec
Pampers
Cruisers
Tide
Dash
ACE
ARIEL
Fixodent

Jan – Mar 12 (Q3 FY 12) Results

Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
+4%
+5%
+4%
+4%
+3%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12

Jan – Mar 12 (Q3 FY 12) Results
% of Sales In-Line or Growing Value Share

70%
60%
50%
40%
30%
20%
10%
0%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12

Market share data is past 3 months, value basis, constant currency

Jan – Mar 12 (Q3 FY 12) Results

Pricing Trend

+5%
5
+4%
+4%
4
+3%
3
2
+1%
1
0
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12

Jan – Mar 12 (Q3 FY 12) Results

Core EPS

20%
15%
10%
5%
0%
-5%
+7%
+19%
+1%
- 2%
0%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12

* History adjusted for Snacks moving to Discontinued Operations.

Jan – Mar 12 (Q3 FY 12) Results
Core Operating Profit Growth

15%
10%
5%
0%
-5%
-10%
+11%
+2%
-6%
-4%
-4%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12

* History adjusted for Snacks moving to Discontinued Operations.

Business Segment Results

IAMS
Bounty
Luvs
Charmin
Ultra Soft
Cascade
DURACELL
NyQuil
bounce
Prilosec
Pampers
Cruisers
Tide
Dash
ACE
ARIEL
Pringles
Fixodent

Jan – Mar 12 (Q3 FY 12) Results
Beauty & Grooming

Beauty Segment

2%
1%
Organic Sales
Organic Volume

- +5% Pricing, -4% Mix
- Volume: ↓ Low-singles Developed, ↑ Mid-singles Developing
- P&G global value share declined 0.4 points

Grooming Segment

2%
1%
Organic Sales
Organic Volume

- +3% Pricing, -2% Mix
- Volume: ↓ Low-singles Developed, ↑ Mid-singles Developing
- P&G global value share declined 0.1 points

Jan – Mar 12 (Q3 FY 12) Results
Beauty & Grooming

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	+	-	++
Skin Care, Personal Care & Cosmetics	-	-	~=
Salon Professional	-	-	++
Prestige	++	++	++
Blades & Razors	+	-	++
Braun	~=	+	~=

• ++ represents growth above 2%, + represents growth of 2%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = Flat.

Jan – Mar 12 (Q3 FY 12) Results

Beauty & Grooming Highlights

- North America Pantene volume increased double-digits behind the Aqualight & Ice Shine launches
- Asia Hair Care shipments were up double-digits. Greater China Head & Shoulders volume grew nearly 25% and India Pantene more than doubled behind sachet distribution and strong market growth
- Western Europe Hair Care volume declined high-single digits largely due to a contracting market & price gaps versus competition.
- US Skin Care volume declined high-single digits due to increased competitive activity
- Asia Skin Care shipments were down low single-digits as strong growth in recent expansion markets were off-set by declines in China
- Prestige organic shipments grew high single-digits with SKII up double-digits – making it the first Asian "homegrown" billion dollar brand
- Salon Professional volume declined low single digits as areas of growth including Nioxin and Koleston Perfect were more than off-set by declines from market contraction and the discontinuation of non-strategic brands.
- Fusion grew global value share over 1% versus year ago – 21st straight quarter of share growth since launch
- North America Blades & Razors volume was down mid-single digits with Fusion gains being more than off-set by Mach 3 and the Gillette legacy business declines
- Developing market Blades and Razors volume grew mid-single digits with Asia shipments up high-single digits and share growing nearly 2 points

Jan – Mar (Q3 FY 12) Results
Health Care Segment

2%
-1%
Organic Sales
Organic Volume

- +3% Pricing, Flat Mix
- Volume: ↓ Low-singles Developed, ↑ Low-singles Developing
- P&G global value market share declined 0.2

Jan – Mar 12 (Q3 FY 12) Results

Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	~=	~=	-
Feminine Care	~=	~=	++
Personal Health Care	-	-	++

• ++ represents growth above 2%, + represents growth of 2%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = Flat.

Jan – Mar 12 (Q3 FY 12) Results
Health Care Highlights

- Latin America Oral care shipments grew mid-teens due to the Oral B toothpaste expansions in Brazil, Colombia and Peru
- North America Oral Care volume was flat as the category faced high levels of competitive spending
- U.S. Crest 3D White toothpaste grew value share for the 24th consecutive period since launch to over a 7 share
- Western Europe Oral Care volume grew low-single digits and value share grew 1 point behind the Oral B expansion markets in the UK, Belgium & the Netherlands
- North America Feminine Care volume was about flat and share was up slightly with growth in pads and liners being off-set by high competitive levels in tampons
- Latin America Feminine Care share grew nearly half-a-point led by Brazil growing both Always and Naturella nearly 20%
- Global Vicks volume increased low-single digits moving the brand into P&G's Billion Dollar Brand group

Jan – Mar 12 (Q3 FY 12) Results

Household Care

Fabric & Home Care Segment

2%
-3%
Organic Sales
Organic Volume

- +7% Pricing, -2% Mix
- Volume: ↓ Mid-singles Developed & ↑ Low-singles Developing
- P&G global value share declined 0.2 points

Baby & Family Segment

6%
3%
Organic Sales
Organic Volume

- +5% Pricing, -2% Mix
- Volume: ↓ Low-singles Developed & ↑ Double-digits Developing
- P&G global value share grew 0.3 points

Jan – Mar 12 (Q3 FY 12) Results
Household Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	-	-	~=
Home Care	~=	-	++
Batteries	~=	-	++
P&G Professional	+	~=	++
Baby Care	+	-	++
Family Care	++	+	++
Pet Care	-	-	~=

• ++ represents growth above 2%, + represents growth of 2%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = Flat.

Jan – Mar 12 (Q3 FY 12) Results
Household Care Highlights

- North America Fabric Care volume declined mid-single digits as strong Tide PODS and liquid laundry shipments were off-set by declines in powder laundry due to price gaps versus competition
- Tide PODS value share reached a 1.5% share of the total laundry category and 67% of the unit dose segment
- Western Europe Fabric Care volume was down double-digits as laundry shipments in a few key markets are weak due to price gaps versus competition
- Asia Fabric Care volume was up double digits and value share was up one point with broad-based growth. India Fabric Care shipments increased nearly 20% growing across all price tiers and Fabric Enhancers shipments grew nearly 25% due to recent expansions into Korea and Indonesia
- North America Home Care volume declined mid-single digits with strong shipments in Febreze more than offset by losses in Auto dishwashing as price increases taken in June affected consumer value relative to competitive products
- Central & Eastern Europe, Middle East & Africa Home Care grew volume over 20% and value share 1.5 points due to strong growth in markets that have recently expanded into Dish Care (Turkey, Poland, Egypt) & Air Care (Eastern Europe)
- North America Batteries grew value share grew about 0.5 points while volume declined high-single digits due to a contracting market and distribution losses
- Asia Baby Care grew volume about 20% and value share grew 2 points with Pampers shipments in both India & China up over 20%
- Central & Eastern Europe, Middle East and Africa Baby Care value share increased over 1 point with Russia Pampers volume growing high teens and Turkey volume growing over 25% due to recent innovations
- Western Europe Baby Care value share was down over half-a-point largely due to competitive price gaps in Baby wipes
- North America Family Care volume grew low-single digits behind the recent Bounty Trap & Lock innovation
- North America Pet Care volume declined double-digits due to market contraction and returning to full supply last fiscal year

AMJ 2012 & FY 2012 Guidance

Luvs
Bounty
Charmin
Ultra Soft
IAMS
GAIN
Cascade
always
bounce
Pampers
Cruisers
Tide
Prilosec
Dash
ACE
ARIEL
Fixodent
NyQuil
DURACELL

Q4 FY 12 Guidance

Organic Sales Growth

6%
4%
2%
0%
4%
5%
4%
4%
3%
4% to 5%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12
AMJ 12E

Q4 FY 12 Guidance
Core EPS Growth

20%
15%
10%
5%
0%
-5%
7%
19%
1%
-2%
0%
-4%
to +4%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12
AMJ 12E

* History adjusted for Snacks moving to Discontinued Operations.

Q4 FY 12 Guidance
Core Operating Profit Growth

15%
10%
5%
0%
-5%
-10%
-6%
11%
-4%
-4%
2%
5% to 12%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12
AMJ 12E

* History adjusted for Snacks moving to Discontinued Operations.

FY 2012 Guidance
Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
2%
3%
4%
~4%
FY 09
FY 10
FY 11
FY 12E

FY 2012 Guidance
Core EPS Growth

10%
8%
6%
4%
2%
0%
-2%
7%
5%
7%
-1% to
~ Flat
FY 09
FY 10
FY 11
FY 12E

FY 2012 Guidance
Cash Generation and Usage

Free Cash Flow Productivity:	+/- 90%
Capital Spending:	4% to 5% of sales

FY 2012 Guidance
Returning Value to Shareholders

	FY '09	FY '10	FY '11	FY '12E
Dividends, $bn	5.0	5.5	5.8	~6
Share Repurchase, $bn	6.4	6.0	7.0	~4
Value to Shareholders, $bn	11.4	11.5	12.8	~10
Shareholder Yield, % of market cap	6.5%	6.6%	7.5%	~ 5.5%

Shareholder Yield is calculated based on market cap of the last day of each Fiscal Year. FY 12 Estimate is based on Market Cap as of April 25th

Forward Looking Statements

All statements, other than statements of historical fact included in this release or presentation, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on financial data, market assumptions and business plans available only as of the time the statements are made, which may become out of date or incomplete. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. In addition to the risks and uncertainties noted in this release or presentation, there are certain factors that could cause actual results for any quarter or annual period to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including growing existing sales and volume profitably despite high levels of competitive activity and an increasingly volatile economic environment, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage currency (including currency issues in certain countries, such as Venezuela, China and India), debt, interest rate and commodity cost exposures and significant credit or liquidity issues; (10) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to terrorist and other hostile activities or natural disasters and/or disruptions to credit markets resulting from a global, regional or national credit crisis; (11) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (12) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (13) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (14) the ability to develop effective sales, advertising and marketing programs; (15) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (16) the ability to rely on and maintain key information technology systems (including Company and third-party systems) and the security over such systems and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings call and slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – pages 1 and 2
2.	Core EPS – pages 2 through 4
3.	Core Operating Margin – page 4
4.	Core Gross Margin – page 5
5.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales – page 5
6.	Core Operating Profit Growth – page 5
7.	Core Effective Tax Rate – page 6
8.	Free Cash Flow – page 6
9.	Free Cash Flow Productivity – page 6

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:
Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
OND 09	6%	-2%	1%	5%
JFM 10	7%	-3%	0%	4%
AMJ 10	5%	-1%	0%	4%
JAS 10	2%	3%	-1%	4%
OND 10	2%	2%	-1%	3%
JFM 11	5%	-1%	0%	4%
AMJ 11	10%	-5%	0%	5%
JAS 11	9%	-5%	0%	4%
OND 11	4%	0%	0%	4%
JFM 12	2%	1%	0%	3%
Average–OND 09-JFM 12	5%	-1%	0%	4%
AMJ 12 (Estimate)	1% to 2%	3%	0%	4% to 5%
2H FY 2012 (Estimate)	0% to 2%	4% to 3%	0%	4% to 5%
FY 2009	-3%	4%	1%	2%
FY 2010	3%	1%	-1%	3%
FY 2011	5%	0%	-1%	4%
FY 2012 (Estimate)	4%	0%	0%	4%
Total Developing
Average–AMJ 11-JFM 12	14%	-2%	0%	12%

JFM 2012	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	1%	1%	0%	2%
Grooming	0%	2%	0%	2%
Health Care	2%	1%	-1%	2%
Fabric Care and Home Care	1%	1%	0%	2%
Baby Care and Family Care	5%	1%	0%	6%
Total P&G	2%	1%	0%	3%
*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, a significant benefit in FY 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, charges in FY’s 2012, 2011 and 2010 related to European legal matters, a FY 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, incremental restructuring charges in FY 2009 to offset the dilutive impact of the Folgers divestiture, and significant adjustments to tax reserves in FY 2008.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data:	FY 2011	FY 2010	FY 2009	FY 2008
Diluted Net Earnings Per Share - Continuing Operations	$3.85	$3.47	$3.35	$3.36
Settlement from U.S. Tax Litigation	($0.08)	-	-	-
Charges for European Legal Matters	$0.10	$0.09	-	-
Charge for Taxation of Retiree Healthcare Subsidy	-	$0.05	-	-
Incremental Folgers-related Restructuring Charges	-	-	$0.09	-
Significant Adjustments to Tax Reserves	-	-	-	($0.14)
Rounding Impacts			($0.01)	-
Core EPS	$3.87	$3.61	$3.43	$3.22
Core EPS Growth	7%	5%	7%

Quarter / Period Data:	JFM 12	JFM 11
Diluted Net Earnings Per Share	$0.82	$0.96
Snacks Results of Operations – Discontinued Operations	($0.01)	($0.02)

Diluted Net Earnings Per Share – Continuing Operations	$0.81	$0.94
Incremental restructuring	$0.12	-
Non-cash Impairment charges	$0.01	-
Core EPS	$0.94	$0.94
Core EPS Growth	0%

	AMJ 12 (Est.)	AMJ 11
Diluted Net Earnings Per Share	$1.21 to $1.32	$0.84
Gain from snacks divestiture	($0.47) to ($0.50)
Snacks results of operations – Discontinued Operations	($0.02)	($0.02)

Diluted Net Earnings Per Share–Continuing Operations	$0.72 to $0.80	$0.82
Incremental Restructuring	$0.07 to $0.05	-
Core EPS	$0.79 to $0.85	$0.82
Core EPS Growth	-4% to 4%

	OND 11	OND 10
Diluted Net Earnings Per Share-Continuing Operations
	$0.56	$1.09
Impairment charges	$0.50	-
Charges for European legal matters	$0.02	$0.10
Settlement from U.S. tax litigation	-	($0.08)
Incremental restructuring	$0.01	-
Core EPS	$1.09	$1.11
Core EPS Growth	-2%

	JFM 11	JFM 10
Diluted Net Earnings Per Share – Continuing Operations	$0.94	$0.82
Charge for Taxation of Retiree Healthcare Subsidy	-	$0.05
Rounding Impacts	-	$0.01
Core EPS	$0.94	$0.88
Core EPS Growth	7%

	AMJ 12 (Est.)	AMJ 11
Diluted Net Earnings Per Share	$1.21 to $1.32	$0.84
Gain from snacks divestiture	($0.47) to ($0.50)
Snacks results of operations	($0.02)	($0.02)

Diluted Net Earnings Per Share–Continuing Operations	$0.72 to $0.80	$0.82
Incremental Restructuring	$0.07 to $0.05	-
Core EPS	$0.79 to $0.85	$0.82
Core EPS Growth	-4% to 4%

	FY 2012 (Est.)	FY 2011
Diluted Net Earnings Per Share	$3.63 to $3.74	$3.93
Gain from snacks divestiture	($0.47) to ($0.50)
Snacks results of operations	($0.07)	($0.08)
Diluted Net Earnings Per Share–Continuing Operations	$3.09 to $3.17	$3.85
Impairment charges	$0.51
Incremental restructuring	$0.20 to $0.18
Charges for European legal matters	$0.02	$0.10
Settlement from U.S. tax litigation	-	($0.08)
Core EPS	$3.82 to $3.88	$3.87
Core EPS Growth	-1% to 0%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Core Operating Margin:
This is a measure of the Company’s operating margin adjusted for current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings:

	JFM 12	JFM 11
Operating Profit Margin	16.3%	18.6%
Incremental restructuring	2.4%	-
Core Operating Profit Margin	18.7%	18.6%
Bps change	10

4. Core Gross Margin:
This is a measure of the Company’s Gross Margin adjusted for the current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings:

	JFM 12	JFM 11
Gross Margin	49.3%	50.8%
Incremental restructuring	0.5%
Core Gross Margin	49.8%	50.8%
Basis point change	-100

5. Core SG&A as a % of Net Sales:
This is a measure of the Company’s SG&A as a % of Net Sales adjusted for the current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings:

	JFM 12	JFM 11
Selling, General & Administrative Expenses (SG&A) as a % Net Sales	32.9%	32.2%
Incremental restructuring	-1.7%	-
Rounding	-0.1%	-
Core SGA % Net Sales	31.1%	32.2%
Basis point change	-110

6. Core Operating Profit Growth:
This is a measure of the Company’s operating profit growth adjusted for the current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in current and prior year related to the European legal matters:

	JFM 12	OND 11	JAS 11	AMJ 11	JFM 11
Operating Profit Growth	-11%	-36%	-4%	11%	-5%
Impairment charges	1%	37%	0%	0%	0%
Charges for European legal matters	0%	-6%	0%	0%	-1%
Incremental restructuring	12%	1%	0%	0%	0%
Core Operating Profit Growth	2%	-4%	-4%	11%	-6%

AMJ 12 (Est.)
Operating Profit Growth	-3%-6%
Incremental restructuring	8%-6%
Core Operating Profit Growth	5%-12%

7. Core Effective Tax Rate:
This is a measure of the Company’s effective tax rate adjusted for current year impairment charges for goodwill and indefinite lived intangible assets and charges in current and prior year related to the European legal matters.  The table below provides a reconciliation of the effective tax rate to the Core tax rate:

	JFM 2012	JFM 2011
Effective Tax Rate	23.7%	20.7%
Tax impact of impairment charges	-0.2%
Tax impact of European legal matters	-0.1%	0.1%
Core Effective Tax Rate	23.4%	20.8%

8. Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
Jan-Mar ‘12	$3,816	($883)	$2,933

9. Free Cash Flow Productivity:
Free cash flow productivity is defined as the ratio of free cash flow to net earnings.  The Company’s long-term target is to generate free cash flow at or above 90 percent of net earnings.  Free cash flow productivity is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow productivity is provided below (amounts in millions):

	Free Cash Flow	Net Earnings	Free Cash Flow Productivity
Jan-Mar ‘12	$2,933	$2,467	119%